SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) June 14, 2005

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752
1-27031	ENTERGY GULF STATES, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 838-6631	74-0662730

Item 7.01. Regulation FD Disclosure

Entergy Corporation

Entergy Gulf States, Inc.

The information in this Current Report on Form 8-K is being furnished, not filed, under Item 7.01 pursuant to Regulation FD.

On June 14, 2005, Leo P. Denault, Entergy Corporation's Executive Vice President and Chief Financial Officer, will present at the 10th Annual Deutsche Bank Electric Power Conference in New York. A live web cast of the presentation will be available on Entergy Corporation's website at the following link: http://www.shareholder.com/entergy/medialist.cfm. The presentation is expected to begin at approximately 9:15 AM ET. A copy of his slide presentation to be given is attached to this report as Exhibit 99 and is incorporated herein. The slide presentation can also be accessed via Entergy's web site at www.entergy.com/investor under "Presentations and Webcasts."

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99	Slide presentation given by the Executive Vice President and Chief Financial Officer of Entergy Corporation, Leo P. Denault, on June 14, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By: /s/ Nathan E. Langston
Nathan E. Langston Senior Vice President and Chief Accounting Officer

Dated: June 14, 2005